Exhibit 99.1

Oxford Biomedica broadens leading viral vector offerings by incorporating Homology Medicines’ established AAV capabilities into a newly formed AAV Manufacturing and Innovation Business in the U.S. with Homology Medicines as 20% owner

Oxford Biomedica and Homology Medicines to establish Oxford Biomedica Solutions LLC, a new U.S.-based AAV Manufacturing and Innovation Business

Homology Medicines to receive $130 million from Oxford Biomedica to continue to advance its three clinical programs and genetic medicines platform

Oxford Biomedica to invest $50 million to fund the growth of Oxford Biomedica Solutions LLC and will own 80%, with Homology Medicines to own 20%; Homology Medicines to secure preferred key customer status

Dr. Roch Doliveux to become Interim CEO of Oxford Biomedica and John Dawson to retire as CEO and remain a Board Director of Oxford Biomedica

Oxford Biomedica and Homology Medicines to host webcasts today to discuss the announcement

Oxford, UK and Bedford, Mass., U.S. – January 28, 2022: Oxford Biomedica plc (LSE:OXB) (“Oxford Biomedica” or “the Group”), a leading gene and cell therapy group, and Homology Medicines, Inc. (Nasdaq: FIXX) (“Homology”), a genetic medicines company, announced today that the companies have agreed to establish a high-performing, full scope Adeno-Associated Virus (AAV) Manufacturing and Innovation Business in the U.S.

As a result of the agreement, which is immediately accretive to the Group’s revenue growth with contribution from Homology and future customer pipeline, Oxford Biomedica will establish a presence in the U.S. and will offer global pharmaceutical and biotechnology clients innovative manufacturing expertise in AAV and lentiviral-based cell and gene therapies. Oxford Biomedica Solutions LLC will provide access to Homology’s proven end-to-end manufacturing capabilities. Future customers will also benefit from technical synergies brought in by the Group’s extensive innovations and know-how in viral vector manufacturing. This collaborative and complementary AAV and lentiviral vector-based approach has the potential to accelerate the mission to improve patients’ lives worldwide.

Oxford Biomedica Solutions’ AAV Manufacturing and Innovation Business is to be led by Tim Kelly as Chief Executive Officer and Chair of its Board of Directors. Tim is currently the Chief Operating Officer of Homology, where he and his team were responsible for building and leading Homology’s internal technical and manufacturing operations, which will become Oxford Biomedica Solutions and incorporate the following:

•	Proprietary ‘plug and play’ process development and manufacturing platform (i.e., same process for different transgenes and capsids) protected by intellectual property (IP);

•	125 AAV manufacturing experts who encompass the full CMC scope of upstream and downstream process development, analytical development, manufacturing operations and quality control;

•	Experienced team and high-quality GMP vector production capabilities that has been operating since 2019 without a single failed batch;

•

Over 40 analytical assays developed and an established breadth of vector characterization that has met CMC requirements for three cleared Investigational New Drug applications (INDs) from Homology’s pipeline; and

•	A GMP facility near Boston, Massachusetts, operating three 500-liter bioreactors using a serum-free suspension process, which has also been successfully scaled to 2,000 liters.

Under the terms of the agreement, the Group will pay Homology $130 million upfront and invest $50 million to fund Oxford Biomedica Solutions in return for an 80 percent ownership stake, while Homology will own 20 percent of the new company. Additionally, at any time following the three-year anniversary of the agreement, the Group will have a call option to purchase, and Homology will have a put option to require the Group to purchase, Homology’s ownership interest in Oxford Biomedica Solutions.

The transaction is expected to close in Q1 2022, subject to the satisfaction of certain closing conditions including the requirements of the Hart-Scott-Rodino Antitrust Improvements Act of 1976.

Simultaneous to this announcement, Dr. Roch Doliveux will assume the role of interim CEO of Oxford Biomedica, as well as Chair of the Group’s Board, and John Dawson will retire from the Group as CEO with immediate effect, while remaining a Board Director and Advisor to the Group. A search for a CEO successor is underway, as previously announced by the Group.

Dr. Roch Doliveux, Chair and Interim CEO of Oxford Biomedica, commented: “Accessing Homology Medicines’ unique AAV capabilities is a major advancement in Oxford Biomedica’s goal to become an innovative global viral vector leader that provides solutions to Cell and Gene Therapy (C&GT) Biotech and Biopharma companies for their process development and manufacturing needs across key viral vectors. Process Development/CMC being one of the most important critical success factors to ensure efficacy, safety and affordability of C&GT, Oxford Biomedica is in a strong position to enable our customers to bring their new medicines to many more patients and change their lives. We look forward to working with Homology’s impressive team and uniquely robust processes to achieve world-leadership as a provider of AAV solutions in addition to enhancing our leadership in lentiviral vectors. Having a U.S. base brings us closer to customers, talent, innovation in academia and pools of capital all of which will allow growth and building a market leadership position.”

Arthur Tzianabos, Ph.D., President and Chief Executive Officer of Homology Medicines, said: “We chose Oxford Biomedica for its leadership in viral-based manufacturing and prestigious global client base, and we believe that Oxford Biomedica Solutions will build upon the strengths of both companies. Our leadership in AAV process development and CMC, which resulted from establishing internal capabilities early on, has enabled us to advance three programs from discovery into the clinic within five years. We believe the opportunity in Oxford Biomedica Solutions further leverages the value we created in this broad capability, including the demonstrated expertise of our team, to provide much-needed high-quality viral vector to other companies and, importantly, more patients around the world. Additionally, the $130 million cash infusion, coupled with the reduction in operating expenses, significantly extends our runway and supports the continued advancement of our programs and genetic medicines platform. We believe our ownership stake in Oxford Biomedica Solutions, continued access to our AAV ‘plug and play’ manufacturing platform as a preferred customer, and our ability to benefit from any further manufacturing innovations, will be key value drivers for Homology.”

Dr. Roch Doliveux commenting on John’s departure added: “I would like to express my sincere appreciation for John Dawson’s leadership and achievements as CEO. He and the world-class management team he has built have worked relentlessly in selecting the best AAV partner and creating this potentially transformative deal for the Group. This makes it easier to support John’s decision to step down at this time. I am delighted that he will remain a Board member and Advisor.”

John Dawson, CBE, added: “I am excited that this will be my final deal as CEO of the Group. This transaction not only brings proven, scalable, high-quality AAV manufacturing capabilities to Oxford Biomedica, which was in line with our strategy, but also expands Oxford Biomedica’s presence into the U.S. and brings us a dedicated team in close geographic proximity to other leading gene therapy companies in Boston and more widely across the U.S.”

Oxford Biomedica Analyst briefing

Oxford Biomedica’s management team will host a briefing for analysts via conference call and webcast at 14:00 GMT (9:00 ET) today, January 28, 2022.

Please contact Oxfordbiomedica@consilium-comms.com for details.

Homology Medicines Webcast

Homology management will host a webcast today, January 28, 2022, at 8:00 a.m. ET to discuss the transaction and provide an update on its clinical programs and product pipeline. The webcast will be accessible on Homology’s website in the Investors section, and the webcast replay will be available on the website for 90 days following the presentation. To access using the conference call line, dial (866) 244-8091 (U.S./Canada toll-free) or +1 (602) 563-8623, with Conference ID 9734109.

About Oxford Biomedica

Oxford Biomedica (LSE:OXB) is a leading, fully integrated, gene and cell therapy group focused on developing life changing treatments for serious diseases. Oxford Biomedica and its subsidiaries (the “Group”) have built a sector leading lentiviral vector delivery platform (LentiVector®), which the Group leverages to develop in vivo and ex vivo products both in-house and with partners. The Group has created a valuable proprietary portfolio of gene and cell therapy product candidates in the areas of oncology, CNS disorders and liver diseases. The Group has also entered into a number of partnerships, including with Novartis, Bristol Myers Squibb, Sio Gene Therapies, Orchard Therapeutics, Santen, Beam Therapeutics, Boehringer Ingelheim, Arcellx and Cabaletta, through which it has long-term economic interests in other potential gene and cell therapy products. Additionally, the Group has signed a 3-year master supply and development agreement with AstraZeneca for large-scale manufacturing of the adenoviral based COVID-19 vaccine, AZD1222. Oxford Biomedica is based across several locations in Oxfordshire, UK and employs more than 740 people. Further information is available at www.oxb.com.

About Homology Medicines, Inc.

Homology Medicines, Inc. is a clinical-stage genetic medicines company dedicated to transforming the lives of patients suffering from rare diseases by addressing the underlying cause of the disease. Homology’s clinical programs include HMI-102, an investigational gene therapy for adults with phenylketonuria (“PKU”); HMI-103, a gene editing candidate for PKU; and HMI-203, an investigational gene therapy for Hunter syndrome. Additional programs focus on metachromatic leukodystrophy (“MLD”), paroxysmal nocturnal hemoglobinuria (“PNH”) and other diseases. Homology’s proprietary platform is designed to utilize its family of 15 human hematopoietic stem cell-derived adeno-associated virus vectors (“AAVHSCs”) to precisely and efficiently deliver genetic medicines in vivo through a gene therapy or nuclease-free gene editing modality, as well as to deliver one-time gene therapy to produce antibodies throughout the body through the GTx-mAb platform. Homology has a management team with a successful track record of discovering, developing and commercializing therapeutics with a focus on rare diseases. Homology believes its initial clinical data and compelling preclinical data, scientific and product development expertise, internal manufacturing capabilities and broad intellectual property position Homology as a leader in genetic medicines. For more information, visit www.homologymedicines.com.

Oxford Biomedica’s Forward-Looking Statements

This press release may contain and Oxford Biomedica may make verbal statements containing “forward-looking statements” with respect to certain of Oxford Biomedica’s plans and its current goals and expectations relating to its future financial condition, performance, strategic initiatives, objectives and results. Forward-looking statements sometimes use words such as “aim”, “anticipate”, “target”, “expect”, “estimate”, “intend”, “plan”, “goal”, “believe”, “seek”, “may”, “could”, “outlook” or other words of similar meaning. By their nature, all forward-looking statements involve risk and uncertainty because they relate to future events and circumstances which are beyond the control of Oxford Biomedica. As a result, the actual future financial condition, performance and results of Oxford Biomedica may differ materially from the plans, goals and expectations set forth in any forward-looking statements. Any forward-looking statements made in this press release by or on behalf of Oxford Biomedica speak only as of the date they are made. The information contained in this press release is subject to change without notice and except as required by applicable law or regulation (including to meet the requirements of the Listing Rules of the Financial Conduct Authority, Regulation (EU) 596/2014 (as it forms part of UK domestic law by virtue of the European Union (Withdrawal) Act 2018, as amended), the Prospectus Regulation Rules of the Financial Conduct Authority and/or the Financial Services and Markets Act 2000, as amended), Oxford Biomedica expressly disclaims any obligation or undertaking to publish any updates or revisions to any forward-looking statements contained in this press release to reflect any changes in Oxford Biomedica’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statements are based. Statements contained in this press release regarding past trends or activities should not be taken as representation that such trends or activities will continue in the future. You should not place undue reliance on forward-looking statements, which speak only as of the date of this press release. No statement in this press release is intended to be a profit forecast and no statement in this press release should be interpreted to mean that earnings per share of Oxford Biomedica for the current or future years would necessarily match or exceed the historical published earnings per share of Oxford Biomedica.

Homology Medicines’ Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements contained in this press release that do not relate to matters of historical fact should be considered forward-looking statements, including, without limitation, statements regarding our expectations regarding the transaction described above, including anticipated benefits, anticipated payments, future business and market opportunities, anticipated growth resulting from the transaction and the anticipated timing of the closing of the transaction; the potential, safety, efficacy, and regulatory and clinical progress of our product candidates; our beliefs regarding our manufacturing capabilities; our position as a leader in the development of genetic medicines; the sufficiency of our cash and cash equivalents to fund our operations; and our participation in upcoming presentations and conferences. These statements are neither promises nor guarantees, but involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements, including, but not limited to, the following: we may not realize the anticipated benefits of the collaboration with Oxford Biomedica; the transaction may not closed in the time frame expected or at all; the impact of the COVID-19 pandemic on our business and operations, including our preclinical studies and clinical trials, and on general economic conditions; we have and expect to continue to incur significant losses; our need for additional funding, which may not be available; failure to identify additional product candidates and develop or commercialize marketable products; the early stage of our development efforts; potential unforeseen events during clinical trials could cause delays or other adverse consequences; risks relating to the capabilities of our manufacturing facility; risks relating to the regulatory approval process; our product candidates may cause serious adverse side effects; inability to maintain our collaborations, or the failure of these collaborations; our reliance on third parties; failure to obtain U.S. or international marketing approval; ongoing regulatory obligations; effects of significant competition; unfavorable pricing regulations, third-party reimbursement practices or healthcare reform initiatives; product liability lawsuits; failure to attract, retain and motivate qualified personnel; the possibility of system failures or security breaches; risks relating to intellectual property and significant costs as a result of operating as a public company. These and other important factors discussed under the caption “Risk Factors” in our

Quarterly Report on Form 10-Q for the quarter ended September 30, 2021 and our other filings with the Securities and Exchange Commission (“the SEC”) could cause actual results to differ materially from those indicated by the forward-looking statements made in this press release. Any such forward-looking statements represent management’s estimates as of the date of this press release. While we may elect to update such forward-looking statements at some point in the future, we disclaim any obligation to do so, even if subsequent events cause our views to change.

Oxford Biomedica plc Enquiries

T: +44 (0)1865 783 000 / E: ir@oxb.com

Stuart Paynter, Chief Financial Officer

Sophia Bolhassan, Head of Investor Relations

Consilium Strategic Communications:

Mary Jane-Elliott: +44 (0)7739 788 014

Matthew Neal: +44 (0)7720 088 468

Homology Medicines Contacts

Theresa McNeely

Chief Communications Officer

and Patient Advocate

tmcneely@homologymedicines.com

781-301-7277

Media Contact:

Cara Mayfield

Vice President, Patient Advocacy

and Corporate Communications

cmayfield@homologymedicines.com

781-691-3510